Filed pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024
Supplement dated July 1, 2022 to the

Pacer Trendpilot® US Bond ETF (PTBD)

Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated August 31, 2021, as previously supplemented;
a series of Pacer Funds Trust

The Fund’s portfolio management team consists of Jim Iredale, CFA and Jeff Kernagis, CFA, each of Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”), who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolios. Mr. Iredale has been a portfolio manager of the Fund since its inception, and Mr. Kernagis has been a portfolio manager of the Fund since June 2022. All references to other VIA portfolio managers and related information should be disregarded. In addition, the Fund expects to pay out dividends on a monthly basis.
The “Portfolio Managers” information contained in the “Management” section of the Prospectus is supplemented to include the following:
Mr. Kernagis has 32 years of investment experience. Prior to joining VIA, Mr. Kernagis was a Senior Vice President at Northern Trust Asset Management. Before that, Mr. Kernagis spent almost 14 years at Invesco/PowerShares, where as Senior Portfolio Manager he directed the fixed income ETF PM team and helped grow assets to $40 billion in bond ETFs globally. Mr. Kernagis was also a PM at Claymore (Guggenheim) Securities where he managed both equity ETFs and bond Unit Investment Trusts. In addition, he was a senior bond trader at Mid-States (Alloya) Corporate Federal Credit Union. Prior to working in investment management, Mr. Kernagis held institutional derivative sales positions at ABN Amro, Bear Stearns, and Prudential Securities. Mr. Kernagis earned a BBA degree from the University of Notre Dame and an MBA from DePaul University. He also holds the Chartered Financial Analyst designation.

The “Dividends and Distributions” information contained in the “Additional Information on Buying and Selling Fund Shares” section of the Prospectus is replaced with the following:
Each of GCOW, COWZ, CALF, ICOW, ECOW, BUL, HERD, PWS, PEXL, SZNE, SZNG, RXRE, HOTL, PAD, INDS, SRVR, VIRS, ALTL, PAMC, and PALC expects to pay out dividends, if any, on a quarterly basis and PTBD expects to pay out dividends on a monthly basis. Each other Fund expects to pay out dividends, if any, on an annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. Each Fund occasionally may be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.
The “Other Accounts” information contained in the “Portfolio Managers” section of the SAI is supplemented to include the following:
In addition to the Fund, Mr. Kernagis did not manage any other accounts as of May 31, 2022.
The “General Policies” information contained in the “Dividends and Distributions” section of the SAI is replaced with the following:
General Policies. Dividends from net investment income, if any, are declared and paid quarterly by GCOW, COWZ, CALF, ICOW, ECOW, BUL, HERD, PWS, PEXL, SZNE, SZNG, RXRE, HOTL, PAD, INDS, SRVR, VIRS, ALTL, PAMC, and PALC, monthly by PTBD, and annually by each other Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis for the Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Please retain this Supplement with each Summary Prospectus, Prospectus, and SAI for future reference.